UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 24, 2006

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Transfer of Listing

(d) On February 24, 2006, American Vanguard Corporation (the “Company”) made application with the Securities and Exchange Commission to effect the withdrawal of the Company’s common stock from listing on the American Stock Exchange. On the same day, the Company received authorization from the New York Stock Exchange (the “NYSE”) to list the Company’s common stock on the NYSE.

Item 8.01	Other Events

On February 28, 2006, American Vanguard Corporation announced its application to withdraw its common stock from listing on the American Stock Exchange and its intention to list such shares with the New York Stock Exchange tentatively commencing March 8, 2006. The full text of that press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1	Press release dated February 28, 2006 of American Vanguard Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: February 28, 2006	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Vice President & General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press release of American Vanguard Corporation dated February 28, 2006.